UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934




Date  of  Report  (Date  of  earliest  reported)     DECEMBER  20,  2001
                                                     -------------------



                        Aspen Group Resources Corporation
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



     Yukon Territory, Canada             0-28814                98-0164357
  ----------------------------   ------------------------   -------------------
  (State of other jurisdiction   (Commission File Number)      (IRS Employer
        of incorporation)                                   Identification No.)



    3300 Bank One Center, 100 North Broadway, Oklahoma City, OK       73102
    -----------------------------------------------------------     ----------
           (Address of principal executive offices)                 (Zip Code)



Registrant's  telephone  number,  including  area  code  405-606-8500



                                 Not Applicable
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)


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ITEM  8.  CHANGE  IN  FISCAL  YEAR.

     In a meeting of the Board of Directors of the Company on December 20, 2001, a Resolution was passed to change the Company's Fiscal Year from June 30 to December 31. The first complete Fiscal Year (which shall henceforth be the Calendar Year) affected by this Resolution will end December 31, 2002. A Transition Report on Form 10-KSB will be filed for the Six-Month Period beginning July 1, 2001 and ending December 31, 2001 in accordance with the filing requirements for such Report.


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                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     Aspen  Group  Resources  Corporation
                                     ------------------------------------
                                                 (Registrant)



December  21,  2001                  /s/  Jack  E.  Wheeler
-------------------                  ------------------------------------
     (Date)                          Jack  E.  Wheeler
                                     Chief  Executive  Officer


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